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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC2)

                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                      333-106982             06-1204982
           --------                      ----------             ----------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)      Identification Number)

  1285 Avenue of the Americas
      New York, New York                   10019
      ------------------                   -----


Registrant's telephone number, including area code: (212) 713-2000


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On July 29, 2004, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2004-WMC2, Mortgage Pass-Through Certificates, Series 2004-WMC2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M- 1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $590,382,041.64 as of July 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 28, 2004, UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and WMC Mortgage Corp. (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated July 28, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.




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                                       -3-

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                         Initial Aggregate
                                                       Certificate Principal
Designation                Pass-Through Rate                  Balance
-----------                -----------------                  -------
 Class A-1                     Variable                  $212,636,000.00
 Class A-2                     Variable                  $111,042,000.00
 Class A-3                     Variable                  $ 89,868,000.00
 Class A-4                     Variable                  $ 57,284,000.00
 Class M-1                     Variable                  $ 38,375,000.00
 Class M-2                     Variable                  $ 33,947,000.00
 Class M-3                     Variable                  $ 10,332,000.00
 Class M-4                     Variable                  $  7,380,000.00
 Class M-5                     Variable                  $  8,856,000.00
 Class M-6                     Variable                  $  8,856,000.00
 Class M-7                     Variable                  $  5,904,000.00
 Class CE                      Variable                  $  5,901,941.64
  Class P                         N/A                    $        100.00
  Class R                         N/A                          N/A
 Class R-X                        N/A                          N/A


         The Certificates, other than the Class M-7 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 26, 2004 and the Prospectus Supplement, dated July 28, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.





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                                       -4-

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits




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                                       -5-


         Exhibit No.                                 Description
         -----------                                 -----------
         4.1 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2004-WMC2 Certificates.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 2004


                                       MORTGAGE ASSET SECURITIZATION
                                       TRANSACTIONS, INC.


                                       By:     /s/ Glenn McIntyre
                                          -------------------------------------
                                       Name:   Glenn McIntyre
                                       Title:  Director

                                       By:     /s/ Jeffrey Lown
                                          -------------------------------------
                                       Name:   Jeffrey Lown
                                       Title:  Executive Director






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                                       -7-

                                Index to Exhibits
                                -----------------





                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of July 1,
                       2004, by and among Mortgage Asset Securitization                               8
                       Transactions, Inc. as depositor (the "Depositor"),
                       HomEq Servicing Corporation as servicer (the
                       "Servicer") and U.S. Bank National Association as
                       trustee (the "Trustee"), relating to the Series 2004-
                       WMC2 Certificates.






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                                   Exhibit 4.1